SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

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SouthernSun Small Cap Fund

a series of

Northern Lights Fund Trust

4020 South 147th Street

Omaha, NE 68137

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 20, 2010

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the SouthernSun Small Cap Fund, to be held at the offices of the Trust’s administrator, 450 Wireless Blvd., Hauppauge, NY  11788, on October 20, 2010 at 3:00 p.m., Eastern time, for the following purposes:

1.   To approve a new Management Agreement with SouthernSun Asset Management, LLC (formerly SouthernSun Asset Management, Inc.), the Fund’s current adviser.  No fee increase is proposed.

2.   To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on August 26, 2010 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 20, 2010.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Management Agreement) and Proxy Voting Ballot are available at [WEBSITE].

By Order of the Board of Trustees

Emile R. Molineaux, Esq., Secretary

[Date]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

SouthernSun Small Cap Fund

a series of

Northern Lights Fund Trust

with its principal offices at

4020 South 147th Street

Omaha, NE 68137

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 20, 2010

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the SouthernSun Small Cap Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 450 Wireless Blvd., Hauppauge, NY 11788 on October 20, 2010 at 3:00 p.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [DefinitiveDate].

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

To approve a new Management Agreement with SouthernSun Asset Management, LLC (formerly SouthernSun Asset Management, Inc.), the Fund’s current adviser (“SouthernSun”).  No fee increase is proposed.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 26, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report, including financial statements and schedules, and the most recent semi-annual report succeeding the annual report are available at no charge by sending a written request to the Fund, 450 Wireless Blvd., Hauppauge, NY 11788, by calling 1-866-672-3863, or by visiting the Fund’s website at http://www.southernsunfunds.com/.

PROPOSAL I

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN

THE TRUST AND SOUTHERNSUN ASSET MANAGEMENT, LLC

Background

The primary purpose of this proposal is to enable SouthernSun to continue to serve as the investment adviser to the Fund.  To do so, the Trustees are requesting that shareholders approve a new management agreement between the Trust, on behalf of the Fund, and SouthernSun (the “New Management Agreement”).  SouthernSun has served as the Fund’s investment adviser since the Fund commenced operations.  Approval of the New Management Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The New Management Agreement is similar in all material respects to the initial management agreement with SouthernSun (the “Initial Management Agreement”).  The effective date of the New Management Agreement will be the date shareholders of the Fund approve the New Management Agreement.

Shareholder approval of the New Management Agreement is being requested in connection with a recent restructuring of SouthernSun, as described below.  SouthernSun’s prior ownership structure with respect to controlling persons of SouthernSun (i.e., individuals or entities owning more than 25% of the outstanding voting interests of SouthernSun or another controlling person) appears below:

Prior to the restructuring, SouthernSun was a wholly-owned subsidiary of MWCAM, Inc., a Virginia corporation, the address of which was 550 South Dixie Highway, Suite 300, Coral Gables, FL 33146 and which was a wholly-owned subsidiary of SouthernSun Holding, Inc. (“SouthernSun Holdings”), a Florida corporation, the address of which was 550 South Dixie Highway, Suite 300, Coral Gables, FL 33146.  SouthernSun Holdings, Inc. was owned by Earl W. Powell (29.21%); CMT Participation, LLC (29.21%), and Michael W. Cook, LLC (33%). CMT Participation, LLC was a Delaware limited liability company, the address of which was 2601 S. Bayshore Drive, Suite 1700, Miami, FL 38133 and which was wholly owned by Marko Dimitrijevic.  Michael W. Cook, LLC was a Nevada limited liability company, the address of which was c/o Joseph Lerner, 8355 Cinnamon Ridge Lane, Reno, NV 89523 and which was wholly owned by Michael W. Cook, Sr., the Fund’s portfolio manager.

SouthernSun’s current ownership structure with respect to controlling persons of SouthernSun (i.e., individuals or entities owning more than 25% of the outstanding voting interests of SouthernSun or another controlling person) appears below:

SouthernSun is now owned by SSAM Holdings, LLC (56%), a Delaware limited liability company located at 6000 Poplar Avenue, Suite 220, Memphis, TN 38119 and Rosemont, L.P. (“Rosemont”) (44%), a private equity fund organized as a Delaware limited  partnership and located at  300 Conshohocken State Road, Suite 680, West Conshohocken, PA 19428.  Rosemont is controlled by its general partner Rosemont Investment Partners II, LLC, a Delaware limited liability company located at the same address and wholly-owned by Rosemont Investment Partners, LLC, a Delaware limited liability company also located at the same address. Rosemont Investment Partners, LLC is controlled by its Managing Member, Charles B. Burkhart.  SSAM Holdings, LLC is owned by SouthernSun Holdings (99.5%), now a Delaware corporation located at 6000 Poplar Avenue, Suite 220, Memphis, TN 38119, and SSAM Employee Holdings, LLC (0.5%), a Delaware limited liability company located at the same address.  Each of SouthernSun Holdings and SSAM Employee Holdings, LLC may be deemed to be controlled by Michael W. Cook, LLC, the address of which is now c/o Sycamore Strategic Resources, LLC, 2625 Wigwam Parkway, Suite 104, Henderson, NV 89074, because Michael W. Cook, LLC owns at least 25% of the voting interests of each entity.  Michael W. Cook, LLC continues to be wholly owned by Michael W. Cook, Sr., the Fund’s portfolio manager.

To the Trust’s knowledge, except as set forth above, no other person owns 25% or more of the voting interests of any of the above entities.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the owner of more than 25% of the voting interests of an investment adviser reducing his interests to less than 25% is presumed to constitute a “change in control” of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser’s management agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  The transaction described above regarding SouthernSun is presumed to constitute a “change in control” of SouthernSun for purposes of the 1940 Act and will cause the “assignment” and resulting termination of the Initial Management Agreement.

The 1940 Act requires that management agreements, other than certain interim management agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders are being asked to approve the proposed New Management Agreement.

At a meeting on June 16, 2010 (the “Board Meeting”), the Trustees approved an interim management agreement between the Trust, on behalf of the Fund, and SouthernSun (the “Interim Management Agreement”).  The Interim Management Agreement allows SouthernSun to continue to manage the Fund while the Trustees solicit shareholder approval for the New Management Agreement.  The Interim Management Agreement became effective upon the restructuring of SouthernSun on August 23, 2010 and is effective for 150 days from such date (or until the New Management Agreement is approved, if sooner).  The terms of the Interim Management Agreement are identical in all material respects to those of the Initial Management Agreement, except that the date of its execution, effectiveness, and termination are changed and all fees earned by SouthernSun under the Interim Management Agreement will be held in escrow pending shareholder approval of the New Management Agreement.  Upon approval of the New Management Agreement by Fund shareholders, the escrowed management fees will be paid to SouthernSun.

The Board of Trustees of the Trust approved the New Management Agreement for the Fund, subject to shareholder approval.

The Management Agreements

Under the terms of the Initial Management Agreement and Interim Management Agreement, SouthernSun is entitled to receive an annual fee from the Fund equal to 0.85% of the Fund’s average daily net assets.  For such compensation, SouthernSun, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.  The Initial Management Agreement was approved by the initial shareholder of the Fund on November 6, 2008.  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), last renewed the Initial Management Agreement at a meeting on June 16, 2010.

Subject to shareholder approval, the Trust will enter into the New Management Agreement with SouthernSun.  The terms and conditions of the New Management Agreement are identical in all material respects to those of the Initial Management Agreement, except that the date of its execution, effectiveness, and termination are changed.  If the New Management Agreement with SouthernSun is not approved, the Board of Trustees and SouthernSun will consider other options, including a new or modified request for shareholder approval of a new management agreement.

The New Management Agreement will become effective upon approval by the shareholders of the Fund.  The New Management Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The New Management Agreement automatically terminates on assignment and is terminable upon notice by the Fund.  In addition, the New Management Agreement may be terminated on not more than 60 days’ notice by SouthernSun given to the Fund.  In the event SouthernSun ceases to manage the Fund, the right of the Fund to use the identifying name of “SouthernSun” may be withdrawn.

The New Management Agreement, like the Initial Management Agreement, provides that SouthernSun shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Management Agreement is attached as Appendix A.  You should read the New Management Agreement.  The description in this Proxy Statement of the New Management Agreement is only a summary.

Information Concerning SouthernSun

SouthernSun is a Delaware limited liability company located at 6000 Poplar Avenue, Suite 220, Memphis, TN 38119.  The names, titles, addresses, and principal occupations of the principal executive officers and directors of SouthernSun are set forth below:

Name and Address:*	Title:	Principal Occupation:
Michael W. Cook, Sr.	CEO and Managing Director	CEO, SouthernSun
William P. Halliday	Chief Operating Officer, Chief Compliance Officer, and Managing Director	Chief Operating Officer and Chief Compliance Officer, SouthernSun
Phillip W. Cook	Director of Research and Managing Director	Director of Research, SouthernSun
Michael Scott Cross	Managing Director and Analyst	Analyst, SouthernSun

                                                          * The address for each officer and director is c/o SouthernSun, 6000 Poplar Avenue, Suite 220, Memphis, TN 38119.

During the fiscal year ended September 31, 2009, SouthernSun earned management fees of $428,278 for services to the Fund under the Initial Management Agreement and waived $19,014 of those fees pursuant to the Fund’s expense limitation agreement with the Trust.  During the fiscal year ended September 31, 2009, the Fund also paid $123,471 in distribution (12b-1) fees pursuant to the Fund’s plan adopted pursuant to Rule 12b-1 of the 1940 Act.

SouthernSun serves as one of four investment sub-advisers to the funds listed in the table below that have a similar investment objective as that of the Fund.  The table includes the management fee for each fund, which amount is paid to the fund’s adviser for services rendered to the fund.  For its services as a sub-adviser, SouthernSun receives a percentage of the Fund’s average daily net assets for which SouthernSun is responsible for managing, which percentage is a portion of the overall management fee for each fund.

Fund	Management Fee (as a percentage of the Fund’s average daily net assets)	Net Assets of the Fund
GE Institutional Small-Cap Equity Fund	0.92%	$655,885,763 as of June 30, 2010
GE Funds Small-Cap Equity Fund	0.95%	$35,939,586 as of June 30, 2010
GE Investments Small-Cap Equity Fund	0.95%	$54,051,562 as of March 31, 2010

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on June 16, 2010, the Board, including the Independent Trustees, deliberated whether to approve the New Management Agreement with SouthernSun.  In determining to approve the New Management Agreement, the Trustees considered written materials provided by SouthernSun and the Trust’s administrator (the “Report”) that had been provided to the Board prior to the meeting.  The Report included information on: (a) the investment performance of SouthernSun’s similarly managed accounts, and appropriate indices with respect to the Fund; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of SouthernSun and investment management staffing; and (d) the financial condition of SouthernSun.  In their consideration of the New Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

As to the fees paid by the Fund, the Board noted that SouthernSun charges a 0.85% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds as well as fees charged by SouthernSun for accounts managed similarly to the Fund. The Trustees concluded that the Fund’s advisory fees and expense ratio were reasonable in light of the quality of the services the Fund has received, and expects to receive, from SouthernSun, and the level of fees paid by funds in the peer group.  The Trustees noted that SouthernSun also receives the benefit of 12b-1 fees.

As to the nature, extent, and quality of the services provided by SouthernSun to the Fund, the Trustees noted that the day-to-day operations of the Fund were not anticipated to change as a result of SouthernSun’s restructuring.  They reviewed biographical information for certain key employees of SouthernSun.  The Board considered that, under the terms of the New Management Agreement, SouthernSun, subject to the supervision of the Board, would continue to provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund.

The Board noted that SouthernSun pays expenses incurred by it in connection with acting as investment adviser, including expenses related to all employees, office space, and facilities.  In addition, the Board considered that SouthernSun pays all advertising, promotion, and other expenses incurred in connection with the distribution of the Fund’s shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.  The Board reviewed financial statements provided by SouthernSun’s parent company.  Finally, the Trustees noted that SouthernSun had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of a Fund’s investment policies and limitations, as well as federal securities laws.  The Trustees concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Fund under the Initial Management Agreement and did not expect them to change under the New Management Agreement.

As to the Fund’s performance, the Board referred to the Report, which contained the Fund’s returns as of April 30, 2010 compared to the S&P 500 Index and the Russell 2000 Index.  The Board noted that the Fund had outperformed both indexes for the relevant periods.  The Board concluded that they were satisfied with the Fund’s performance.

As to the profits to be realized by SouthernSun, the Trustees reviewed SouthernSun’s analysis of its profitability and its financial condition and noted that SouthernSun had agreed to cap the Fund’s expenses and had waived parts of its management fees from the Fund during the previous fiscal year to maintain that expense cap for the benefit of shareholders.  Based on their review, the Trustees concluded that they were satisfied that SouthernSun’s level of profitability from its relationship with the Fund was not excessive.

As to economies of scale, the Trustees noted that the New Management Agreement would not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for SouthernSun to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets.  However, the Trustees recognized that the Fund had not yet reached asset levels where SouthernSun could realize significant economies of scale and thus a discussion regarding economies of scale was not relevant at that time.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Management Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The Trust’s principal executive offices are located at 450 Wireless Blvd., Hauppauge, NY 11788.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund currently retains SouthernSun as Fund manager and investment advisor.  Northern Lights Distributors, LLC, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Management Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [                             ] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Management Agreement.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Management Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

[To the best knowledge of the Trust, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.]

[list 5% shareholders, if any]

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Emile R. Molineaux, Esq., Secretary, Northern Lights Fund Trust, 450 Wireless Blvd., Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  [The Trust has engaged The Altman Group, a proxy solicitation firm, to assist in the solicitation.  The estimated fees anticipated to be paid to The Altman Group are approximately $[            ].]  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by SouthernSun.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and SouthernSun will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and SouthernSun may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at (631) 470-2600, or write the Trust at 450 Wireless Blvd., Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on October 20, 2010

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed management agreement), and Proxy Card are available at [Website].

BY ORDER OF THE BOARD OF TRUSTEES

Emile R. Molineaux, Esq., Secretary

Dated [DefinitiveDate]

If you have any questions before you vote, please call our proxy information line at [ ].  Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote.   You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, CALL THE NUMBER LISTED ON YOUR PROXY CARD, OR FAX YOUR PROXY CARD TO THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

 and

SOUTHERNSUN ASSET MANAGEMENT, LLC

      AGREEMENT, made as of ______________, 2010,  between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), and SouthernSun Asset Management, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the "Adviser") located at 6000 Poplar Avenue, Suite 220, Memphis, TN 38119.

RECITALS:

     WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

     WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

      1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

      1.2 Administrative Services.   The Trust has engaged the services of an administrator.   The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

      1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

      1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund , under federal and state securities and tax laws.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

2. Expenses of the Funds .

      2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors , members or employees of the Adviser.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund , and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund' s cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund 's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund 's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund 's investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

      2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund 's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund 's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund 's portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

      2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

      2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

      The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

      4.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

      4.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

      The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund 's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

      The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

      Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

      Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

      The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

      This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

      The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

      The Adviser is hereby expressly put on notice of the limitation of  shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

      The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[ Signature Page Follows ]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                       NORTHERN LIGHTS FUND TRUST

                       By:

                               Name: Andrew Rogers

                               Title: President

                                SOUTHERNSUN ASSET MANAGEMENT, LLC

                               By:

                               Name:

                               Title:

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST AS OF ________________, 2010

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
SouthernSun Small Cap Fund	0.85%

PROXY CARD FOR

SouthernSun Small Cap Fund

 Proxy for a Special Meeting of Shareholders – October 20, 2010

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and Emile Molineaux each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 450 Wireless Blvd., Hauppauge, NY  11788 on October 20, 2010 at 3:00 p.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the SouthernSun Small Cap Fund, on the proposals set forth regarding the approval of a new investment management agreement between the Trust and SouthernSun Asset Management, LLC and any other matters properly brought before the Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line at [  ]. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 20, 2010

The proxy statement for this meeting is available at: [Website]

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

PHONE:

To cast your vote by phone with a proxy voting representative, call toll-free [  ] and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:

To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

The voting option below is available 24 hours a day / 7 days a week

   INTERNET:

To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder sign here

Date

Joint owner sign here

Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

SouthernSun Small Cap Fund

                                                    CONTROL NUMBER

                                                                                                  123456789123

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE MANAGEMENT AGREEMENT AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

	FOR	AGAINST	ABSTAIN
1. To approve a new Management Agreement with SouthernSun Asset Management, LLC	□	□	□

THANK YOU FOR VOTING